Form 10KSB/A Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. ss. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Hanqiao Zheng, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Annual Report on Form 10-KSB/A for the period ended December 31, 2007 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Date: June 20, 2008

/s/Hanqiao Zheng
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Hanqiao Zheng
President, Chairman of Board of Directors